UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 18, 2015 (September 18, 2015)

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On September 18, 2015, HCC Insurance Holdings, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”) in connection with its proposed acquisition by Tokio Marine Holdings, Inc. (“Tokio Marine”).

On the record date of August 18, 2015, there were 95,497,429 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Special Meeting.  The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on Schedule 14A on August 20, 2015 and mailed to the Company’s stockholders on or about August 21, 2015.  For each proposal, the results of the stockholder voting were as follows:

1.              To adopt the Agreement and Plan of Merger, dated as of June 10, 2015, among the Company, Tokio Marine and TMGC Investment (Delaware) Inc., a Delaware corporation and wholly-owned indirect subsidiary of Tokio Marine (“Merger Sub”) (as amended, the “Merger Agreement”), and approve the merger of Merger Sub with and into the Company (the “Merger”):

Votes For	Votes Against	Abstain	Broker Non-Votes
70,568,903	700,476	156,940	0

2.              To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger:

Votes For	Votes Against	Abstain	Broker Non-Votes
51,726,587	18,038,560	1,031,173	0

3.              To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement and approve the Merger:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,571,269	6,064,144	169,907	0

Item 8.01.                                        Other Events.

On September 18, 2015, the Company issued a press release announcing the results of the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Copy of Press Release issued by HCC Insurance Holdings, Inc., dated September 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel & Assistant Secretary

DATED:  September 18, 2015

Exhibit Index

Exhibit No.	Description
99.1	Copy of Press Release issued by HCC Insurance Holdings, Inc., dated September 18, 2015.